NONQUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT, effective as of the 13th day of March, 2006 (the "Grant Date"), between Manchester Inc. (the "Company"), and Norman R. Thoennes (the "Optionee").

            WHEREAS, the Board of Directors has determined that it is in the best interest of the corporation to provide additional incentive to selected directors, officers, employees, consultants and strategic partners of the Company; and

            WHEREAS, the Board of Directors has determined to grant a non-qualified option to the Optionee as provided herein, and the Company and the Optionee hereby wish to memorialize the terms and conditions applicable to the Option;

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Grant of Option. Effective as of the Grant Date, the Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 200,000 whole shares (the "Shares") of Company common stock (the "Common Stock"), subject to, and in accordance with, the terms and conditions set forth in this Agreement.

            2.   Purchase Price.

            The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be US$4.39 per Share, being the closing price of the Company's common stock on the OTC Bulletin Board on the trading day immediately preceding the date of this Agreement.

            3.   Duration of Option.

            The Option shall be exercisable to the extent vested and in the manner provided herein until the fifth anniversary of the date hereof.

            4.   Exercisability of Option.

            The Option shall vest in accordance with the following schedule and become exercisable with respect to the following number of Shares covered by the Option so long as Optionee remains employed by the Company or continues to serve the Company in a consulting capacity:

            50,000 Shares as of the date of this Agreement.
            75,000 Shares on the six month anniversary thereafter. 75,000 Shares on the one year anniversary thereafter.

            5.   Manner of Exercise and Payment.

                  5.1 Subject to the terms and conditions of this Agreement the Option may be exercised by delivery of written notice to the Company in the form attached hereto, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Company, such person or persons shall (i) deliver this Agreement to an Officer of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                  5.2 The notice of exercise described in Section 5.1 shall be accompanied by payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash or by check.

                  5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the Shares in respect of which the Option is being exercised, the Company shall, subject to this Agreement, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

                  5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares during the period of ownership thereof.

            6.   Cashless Exercise.

            In lieu of payment upon exercise of the Option as set forth in
Section 5, the Optionee may alternatively surrender to the Company for cancellation a portion of this Option representing that number of unissued shares underlying this Option which is equal to the quotient obtained by dividing (A) the product obtained by multiplying the Purchase Price by the number of shares of stock being purchased underlying the Option upon such exercise, by (B) the difference obtained by subtracting the Purchase Price from the closing price of the Company's common stock on the date immediately preceding such date of such exercise ("Cashless Exercise"); or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Option.

            7.   Nontransferability.

            The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the U.S. Internal Revenue Code. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, except in the case of an Option transferred pursuant to a qualified domestic relations order.


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            8.   Securities Act Restrictions; Sales of Shares.

            The Optionee acknowledges that neither the U.S. Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Option nor any Shares issuable upon exercise thereof, nor passed upon or endorsed the merits of the Shares; the Optionee further understands and agrees that the Shares have not been registered (i) under with the SEC under the Securities Act of 1933, as amended (the "Securities Act") nor (ii) with any state securities commission. The Optionee understands that the Shares may not be offered, sold, transferred or otherwise disposed of in the U.S., its territories or possessions, or to persons known to be residents of the U.S. or to a U.S. person within the meaning of Regulation S under the Securities Act; provided that the Shares may be so sold after the earlier to occur of the effectiveness of a registration statement registering the Shares under the Securities Act or the expiration of the restricted period under Rule 144 promulgated under the Securities Act and thereafter only if the Shares are registered under the Securities Act or an exemption from the registration requirements under the Securities Act is available. The Optionee acknowledges that the Company has no obligation to cause the registration of the Shares under the Securities Act. Following exercise of some or all of the Option, Optionee agrees not to sell or transfer more than 25% of the aggregate of all such Shares underlying the Option during any single calendar quarter and that the certificates representing such Shares shall bear a legend to such effect.

            9.   Adjustments.

            In the event of a change in capitalization, the Board of Directors may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities, provided, however, that the number of Shares subject to the Option set forth in Section 1.1 reflects any and all changes in capitalization of the Company as of the date hereof.

            10.  Effect of a Liquidation, Merger or Consolidation.

            Upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of each Share subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.


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

            11.  Withholding of Taxes; Non-Qualified Stock Option Treatment

            The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. This Option shall be construed as a non-qualified stock option for purposes of interpretation under the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

            12.  No Assignment.

            Except as otherwise provided herein, the rights of the Optionee hereunder may not be assigned or otherwise transferred to any other party.

            13.  Modification of Agreement.

            This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto.

            14.  Severability.

            Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

            15.  Successors in Interest.

            This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

                            [Signature Page Follows]


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above with the understanding that this Agreement shall constitute a legal, valid, binding and enforceable obligation of the Company and the Optionee, respectively.


                                     MANCHESTER INC.


                                     By:      /s/ Richard Gaines
                                              ------------------------------
                                              Name: Richard Gaines
                                              Title:  Corporate Secretary


                                     OPTIONEE

                                     /s/ Norman R. Thoennes
                                     ---------------------------------------
                                     Norman R. Thoennes

                             STOCK OPTION AGREEMENT

                               Notice of Exercise

             (to be executed in duplicate with a copy to each party)


Optionee
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Number of Shares purchased pursuant
to Exercise of Option
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Exercise Date
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Exercise Price per Share
                         -------------------------------------------------------

Aggregate Purchase Price
                         -------------------------------------------------------

Form of Payment
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By this exercise, the Optionee agrees to (i) promptly provide such additional documents as the Company may reasonably require and (ii) provide for the payment to the Company (in the manner designated by the Company) of tax withholding obligations, if any, relating to the exercise of this Option.

Optionee:
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                  By:
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                           Name:
                                 -----------------------------------------------
                           Title:
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Accepted:

MANCHESTER INC.


                  By:
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                           Name:
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                           Title:
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